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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                   Current Report Pursuant Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 11, 2008

                                 Trimedyne, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)

            Nevada                                       36-3094439
(State of Other Jurisdiction of               (IRS Employer Identification No.)
Incorporation or Organization)

                            25901 Commercentre Drive
                          Lake Forest, California 92630
                    (Address of Principal Executive Offices)


               Registrant's Telephone Number, Including Area Code:
                                 (949) 951-3800



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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm.

     (i) On March 11, 2008, Trimedyne, Inc. (the "Company") dismissed KMJ Corbin & Company LLP as its independent registered public accounting firm. The Audit Committee of the Board of Directors participated in and approved the decision to change Trimedyne's independent registered public accounting firm.

     (ii) The reports of KMJ Corbin & Company LLP on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion nor disclaimer of opinion, and, they were not qualified nor modified as to uncertainty, audit scope or accounting principle.

     (iii) During the most recent fiscal years and through March 10, 2008, there have been no disagreements with KMJ Corbin & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KMJ Corbin & Company LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

     (iv) During the two most recent fiscal years and through March 11, 2008, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (v) The Company has requested that KMJ Corbin & Company LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 11, 2008 is filed as Exhibit 16.1 to this Form 8-K.


(b) New independent registered public accounting firm.

     (i) Effective March 11, 2008, the Audit Committee of the Board of Directors engaged McKennon, Wilson & Morgan LLP ("MWM") as the Company's new independent registered public accounting firm. During the two most recent fiscal years and through March 10, 2008 the Company has not consulted with MWM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed: or type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that MWM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

a.       None

b.       None

c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

         16.1 Letter from KMJ Corbin & Company LLP



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                                 Trimedyne, Inc.

Date:  March 11, 2008                            By     /s/ Marvin P. Loeb
                                                        ------------------------
                                                        Marvin P. Loeb
                                                        Chief Executive Officer


Date:  March 11, 2008                            By     /s/ Jeffrey S. Rudner
                                                        ------------------------
                                                        Jeffrey S. Rudner
                                                        Chief Accounting Officer



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